UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2003

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

LYDALL, INC.

Item 7.     Financial Statements and Exhibits

(c) Exhibits

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit
99.6	Press release dated October 21, 2003

Item 12.   Results of Operations and Financial Condition

On October 21, 2003, Lydall, Inc. (the “Company”) issued a press release setting forth the Company’s financial results for the third quarter and nine months ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.6 and hereby incorporated by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

October 21, 2003	By:	/s/ THOMAS P. SMITH

Thomas P. Smith Vice President – Controller and Interim Chief Financial Officer (On behalf of the Registrant and as Principal Accounting Officer and Interim Principal Financial Officer)

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LYDALL, INC.

Index to Exhibits

Exhibit Number
99.6	Press Release dated October 21, 2003, titled “Lydall Announces Third Quarter and Nine Months Ended September 30, 2003 Financial Results,” filed herewith.

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